EXHIBIT 99.1

II-VI Incorporated Taps Sohail Khan to Lead its New Ventures & Wide-Bandgap Electronics Technologies Organization, Closes the Ascatron and INNOViON Transactions, and Joins the Semiconductor Industry Association

PITTSBURGH, Oct. 05, 2020 (GLOBE NEWSWIRE) -- II‐VI Incorporated (Nasdaq: IIVI), a world leader in compound semiconductors, today announced that Sohail Khan has joined II-VI as Executive Vice President of New Ventures & Wide-Bandgap Electronics Technologies. II-VI also announced that it has closed the acquisition of Ascatron, completed the acquisition of all of the outstanding interests of the owners of the parent of INNOViON Corporation, and joined the Semiconductor Industry Association (SIA).

The New Ventures & Wide-Bandgap Electronics Technologies organization will position II-VI as an industry leader in compound semiconductor electronics by consolidating II-VI’s deep technology expertise in silicon carbide (SiC) substrates, advanced wide-bandgap epitaxy, device fabrication, and module design.

“Sohail Khan has my utmost respect as an integrated circuits and optoelectronics technologist, a visionary, and an accomplished business leader,” said Dr. Vincent D. Mattera, Jr., Chief Executive Officer, II-VI Incorporated. “Guided by Sohail’s leadership and the benefits of our platforms built by our innovations of the last 20 years, we will continue to invest in efficient energy-conversion technology to lead in one of the most exciting markets of our century.”

“Using our in-house knowledge and the technology recently licensed from General Electric, we will establish within II-VI a vertically integrated 150 mm SiC technology platform that we expect will produce the world’s most advanced SiC devices for power electronics,” said Sohail Khan. “We will also support the SIA’s effort to encourage U.S. policies and regulations that fuel innovation, propel business, and drive international competition.”

For the past two years, Sohail was the Managing Partner for K5 Innovations, and his prior positions include: CEO for ViXS Systems, a UHD video solutions semiconductor company; CEO of Lilliputian Systems, a fuel-cell company; CEO of SiGe Semiconductor and EVP of the Infrastructure Group at Agere Systems; and President of the IC Division of Lucent Microelectronics. He has an MBA from the University of California, Berkeley, and a BSEE from the University of Engineering, Lahore.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

CONTACT:	Mark Lourie
Vice President, Corporate Communications
corporate.communications@ii-vi.com
www.ii-vi.com/contact-us